UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              April 25, 2013

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND                         001-33177                22-1897375

(State or other jurisdiction     (Commission        (IRS Employer

of incorporation)                 File Number)            Identification Number)

3499 Route 9N, Suite 3C, Freehold, NJ    07728

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code         (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On April 25, 2013, the Company executed amendments to the employment agreements with Eugene W. Landy and Michael P. Landy.  These amendments reflect the change in titles of Eugene W. Landy to Chairman of the Board and of Michael P. Landy to President and Chief Executive Officer.  These amendments are effective as of April 9, 2013.

Item 9.01

Financial Statements and Exhibits.

(c)   Exhibits.

99.1 Employment Agreement – Eugene W. Landy, dated April 25, 2013

99.2 Employment Agreement – Michael P. Landy, dated April 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

                                /s/   Kevin S. Miller

                                KEVIN S. MILLER

                                Chief Financial and Accounting Officer

     Date        April 25, 2013